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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-07242

The Cutler Trust

(Exact name of registrant as specified in charter)

525 Bigham Knoll, Suite 100 Jacksonville, Oregon	97530
(Address of principal executive offices)	(Zip code)

Erich M. Patten

Cutler Investment Counsel, LLC         525 Bigham Knoll         Jacksonville, Oregon 97530

(Name and address of agent for service)

Registrant's telephone number, including area code:  (541) 770-9000

Date of fiscal year end:         June 30, 2010

Date of reporting period:       June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

CUTLER EQUITY FUND

The Cutler Trust

ANNUAL REPORT

June 30, 2010

CUTLER EQUITY FUND TABLE OF CONTENTS

CUTLER EQUITY FUND LETTER TO SHAREHOLDERS

To The Cutler Trust Shareholders:

The enclosed information represents the Cutler Equity Fund (the “Fund”) annual report for the fiscal year ended June 30th, 2010.

Despite recent market weakness, the past year represented a phenomenal recovery in equity valuations. From the March lows of 2009, the S&P 500 Total Return Index (the “S&P 500 TR”) has risen over 65%. While there is still much work to do, the US economy is much healthier than it was a year ago. In Cutler’s view, the future for equity investors is promising.

Faced with a strong bull market, Cutler’s defensive strategy outperformed the S&P 500 TR over the past 12 months. This represents the third consecutive year that Fund performance exceeded the S&P 500 TR and four years out of the previous five. For the fiscal year ended June 30, 2010, the Fund, net of all fees and expenses, returned 16.82% versus the S&P 500 TR return of 14.43%. This performance is consistent with our investment goals; we seek to outperform in bear markets and “keep up” during bull markets.

Going forward, the case for equities has more uncertainty than usual. The economic recovery appears muted, and unemployment remains high. Many investors believe domestic and overseas government policies will inhibit economic growth, as the crisis of 2008 has shifted risk from the private sector to the public sector. Tax rates are increasing, and global competition has never been greater. Despite these headwinds, we are bullish on the direction of equities. We believe valuations appear attractive, and there is little speculation in the current market. Monetary policy has never been looser, and equities, as the most attractive relative asset class, should attract this flow of money.

In our view, dividend-paying stocks remain a prudent approach for today’s equity investors. If markets should decline, dividends often provide a cushion against steep losses. If markets should advance, as Cutler expects, investors in dividend-paying stocks can participate in much of the upside while generally assuming a lower level of risk than the overall market. In our view, this is a win-win approach for those with a long-term investment approach.

Thank you for your continued support.

Sincerely,

Matthew C. Patten	Erich M. Patten
Chairman	Portfolio Manager
The Cutler Trust	Cutler Investment Counsel, LLC.

CUTLER EQUITY FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE

1) How did the Fund perform last year?

The Fund outperformed the S&P 500 Total Return Index (“S&P 500 TR”), its benchmark index, by 2.39% during the past year. The Fund’s total return was 16.82%.

2) What were the most significant market factors affecting the Fund’s performance during the past year?

Market factors included:

1) Depressed valuations from previous bear market

2) Continued historically low interest rates

3) Corporate earnings growth and cost structure

4) Risk-aversion of equity investors

5) Return of dividend increases

3) Why did the Fund outperform relative to the benchmark?

The beginning of the fiscal year experienced a broad-based equity market rally. Higher risk assets, such as small-capitalization stocks and real estate, generally outperformed. This was a predictable result of the extreme pessimism of the previous bear market. This is an unfavorable environment for relative performance, but the Fund was still able to outperform in the six months ended December 31, 2009, up 24.86% versus the benchmark performance of 22.59%. The primary reason for this strong performance was the quality of stock selection in the Fund.

In the second half of the fiscal year, risk aversion returned to the equity markets. The Fund outperformed in the six months ended June 30, 2010 (-6.44 vs. -6.65) primarily due to the dividend-based investment philosophy, as more conservative positions generally outperformed.

4) What strategies did you use to manage the Fund?

The Fund’s income process focuses on dividends as the primary driver of investment returns. The management process has not changed from previous years. Holdings in the portfolio maintain a 10-year record of consistent dividend payments and hold a $2 billion minimum capitalization. We seek relative value as compared to other companies in similar industries. The Fund has a value bias, but is benchmarked to the S&P 500 TR.

5) What were the primary strategic factors that guided your management of the Fund?

To a great degree, the Fund’s managers were focused on maintaining the appropriate level of risk in the portfolio. As higher risk assets outperformed, the Fund was intentionally held constant, sacrificing potential upside in a strong bull market. Total portfolio turnover for the fiscal year was only 13%, well below the average turnover of most mutual Funds. Adherence to our dividend philosophy was the primary strategic factor guiding this decision.

CUTLER EQUITY FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Continued)

6) What were some of the key trends in each of the regions/significant industries the Fund invests in?

The Fund holdings remain 100% domiciled in the US, and the strategies employed do not have any additional regional bias.

Correlations within the market remain very high, presenting a challenge for stockpicking and alpha generation. Just as investors witnessed most asset classes declining during the bear market, many asset classes have risen in lock-step during the past year. We attribute this to both the proliferation of index funds and the decreased role of retail investors within the equity marketplace. In the long-term, this correlation should decrease, providing portfolio managers a greater opportunity to identify companies with strong intrinsic value.

Globally, the investment themes of the past several years remain unchanged. Emerging economies continue to drive global growth, while developed economies are struggling with structural problems that have contributed to investor pessimism. The credit problems of European sovereigns have been a major theme to the market weakness in the second half of the fiscal year.

7) Which securities helped the Fund’s performance?

1) Caterpillar, Inc.

2) American Express Co.

3) Nordstrom, Inc.

4) E.I. du Pont de Nemours and Co.

5) Emerson Electric Co.

8) Did any securities hurt the Fund’s performance?

1) Monsanto Co.

2) Exxon Mobil Corp.

3) Nucor Corp.

4) Merck & Co., Inc.

5) Hudson City Bancorp, Inc.

The views in this report were those of Cutler Investment Counsel, LLC as of June 30, 2010 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling 1-800-228-8537. Please read the prospectus carefully before you invest. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 800-228-8537.

CUTLER EQUITY FUND PERFORMANCE INFORMATION June 30, 2010 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Cutler Equity Fund and the S&P 500 Total Return Index

Average Annual Total Returns(a) (for periods ended June 30, 2010)

	1 Year	5 Years	10 Years
Cutler Equity Fund	16.82%	0.52%	1.12%
S&P 500 Total Return Index	14.43%	-0.79%	-1.59%

(a)	Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Cutler Equity Fund (the “Fund”) is managed pursuant to an equity income strategy. The investment adviser and Board of Trustees believe the S&P 500 Total Return Index is the most appropriate benchmark for the Fund due to its focus on large capitalization securities and broad index membership.

CUTLER EQUITY FUND PORTFOLIO INFORMATION June 30, 2010 (Unaudited)

Sector Allocation (% of Net Assets)

CUTLER EQUITY FUND SCHEDULE OF INVESTMENTS June 30, 2010
Shares	COMMON STOCKS — 98.9%	Value
	Consumer Discretionary — 5.7%
	Multi-Line Retail — 3.1%
29,380	Nordstrom, Inc.	$945,742

	Specialty Retail — 2.6%
29,180	Home Depot, Inc. (The)	819,083

	Consumer Staples — 11.7%
	Beverages — 3.2%
16,430	PepsiCo, Inc.	1,001,408

	Food & Staples Retailing — 2.8%
30,270	Sysco Corp.	864,814

	Food Products — 2.8%
33,760	Archer-Daniels-Midland Co.	871,683

	Household Products — 2.9%
15,040	Kimberly-Clark Corp.	911,875

	Energy — 12.3%
	Energy Equipment & Services — 3.1%
39,120	Halliburton Co.	960,396

	Oil, Gas & Consumable Fuels — 9.2%
16,340	Chevron Corp.	1,108,832
17,900	ConocoPhillips	878,711
15,365	Exxon Mobil Corp.	876,881
		2,864,424
	Financials — 10.0%
	Consumer Finance — 4.0%
31,665	American Express Co.	1,257,101

	Insurance — 3.3%
20,440	Chubb Corp. (The)	1,022,204

	Thrifts & Mortgage Finance — 2.7%
67,460	Hudson City Bancorp, Inc.	825,710

	Health Care — 12.2%
	Health Care Equipment & Supplies — 2.6%
12,220	Becton, Dickinson and Co.	826,316

CUTLER EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
Shares	COMMON STOCKS — 98.9% (Continued)	Value
	Health Care — 12.2% (Continued)
	Pharmaceuticals — 9.6%
38,190	Bristol-Myers Squibb Co.	$952,459
17,100	Johnson & Johnson	1,009,926
29,050	Merck & Co., Inc.	1,015,879
		2,978,264
	Industrials — 16.1%
	Aerospace & Defense — 6.2%
20,700	Honeywell International, Inc.	807,921
17,100	United Technologies Corp.	1,109,961
		1,917,882
	Electrical Equipment — 3.1%
21,800	Emerson Electric Co.	952,442

	Machinery — 3.5%
18,390	Caterpillar, Inc.	1,104,687

	Road & Rail — 3.3%
14,900	Union Pacific Corp.	1,035,699

	Information Technology — 10.4%
	IT Services — 4.2%
10,650	International Business Machines Corp.	1,315,062

	Semiconductors & Semiconductor Equipment — 6.2%
43,430	Intel Corp.	844,714
46,800	Texas Instruments, Inc.	1,089,504
		1,934,218
	Materials — 7.5%
	Chemicals — 5.1%
32,270	E.I. du Pont de Nemours and Co.	1,116,219
10,130	Monsanto Co.	468,209
		1,584,428
	Metals & Mining — 2.4%
19,625	Nucor Corp.	751,245

	Telecommunication Services — 5.4%
	Diversified Telecommunication Services — 5.4%
31,770	AT&T, Inc.	768,516
32,175	Verizon Communications, Inc.	901,544
		1,670,060

CUTLER EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
Shares	COMMON STOCKS — 98.9% (Continued)	Value
	Utilities — 7.6%
	Gas Utilities — 3.8%
25,290	National Fuel Gas Co.	$1,160,305

	Multi-Utilities — 3.8%
27,600	Consolidated Edison, Inc.	1,189,560

	Total Common Stocks (Cost $27,063,723)	$30,764,608

Shares	MONEY MARKET FUNDS — 1.0%	Value
329,104	Fidelity Institutional Money Market Portfolio - Select Class, 0.20% (a) (Cost $329,104)	$329,104

	Total Investments at Value — 99.9% (Cost $27,392,827)	$31,093,712

	Other Assets in Excess of Liabilities — 0.1%	21,472

	Net Assets — 100.0%	$31,115,184

(a)	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2010.

See accompanying notes to financial statements.

CUTLER EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES June 30, 2010
ASSETS
Investments in securities:
At acquisition cost	$27,392,827
At value (Note 2)	$31,093,712
Dividends receivable	74,798
Receivable for capital shares sold	100
Other assets	24,069
Total assets	31,192,679

LIABILITIES
Dividends payable	20
Payable for capital shares redeemed	31,000
Payable to Adviser (Note 3)	19,750
Payable to administrator (Note 3)	6,000
Other accrued expenses	20,725
Total liabilities	77,495

NET ASSETS	$31,115,184

NET ASSETS CONSIST OF:
Paid-in capital	$39,978,880
Undistributed net investment income	1,845
Accumulated net realized losses from security transactions	(12,566,426)
Net unrealized appreciation on investments	3,700,885
NET ASSETS	$31,115,184

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,390,596

Net asset value, offering price and redemption price per share (Note 2)	$9.18

See accompanying notes to financial statements.

CUTLER EQUITY FUND STATEMENT OF OPERATIONS For the Year Ended June 30, 2010
INVESTMENT INCOME
Dividend income	$1,032,096

EXPENSES
Investment advisory fees (Note 3)	244,978
Administration fees (Note 3)	72,000
Professional fees	36,172
Trustees’ fees and expenses	31,649
Insurance expense	16,870
Registration fees	16,637
Custody and bank service fees	13,009
Shareholder services fees (Note 3)	8,728
Postage and supplies	6,633
Printing of shareholder reports	6,590
Other expenses	9,786
Total expenses	463,052
Fees voluntarily waived by the Adviser (Note 3)	(5,760)
Net expenses	457,292

NET INVESTMENT INCOME	574,804

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from investments	(237,993)
Net change in unrealized appreciation/depreciation on investments	4,304,169
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	4,066,176

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,640,980

See accompanying notes to financial statements.

CUTLER EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended June 30, 2010	Year Ended June 30, 2009
FROM OPERATIONS
Net investment income	$574,804	$706,741
Net realized losses from investments	(237,993)	(3,398,192)
Net change in unrealized appreciation/depreciation on investments	4,304,169	(5,725,443)
Net increase (decrease) in net assets from operations	4,640,980	(8,416,894)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(583,288)	(697,377)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,908,041	5,317,706
Net asset value of shares issued in reinvestment of distributions to shareholders	574,993	679,417
Payments for shares redeemed	(5,015,169)	(3,841,849)
Net increase (decrease) from capital share transactions	(532,135)	2,155,274

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,525,557	(6,958,997)

NET ASSETS
Beginning of year	27,589,627	34,548,624
End of year	$31,115,184	$27,589,627

UNDISTRIBUTED NET INVESTMENT INCOME	$1,845	$10,329

CAPITAL SHARE ACTIVITY
Shares sold	401,859	616,692
Shares reinvested	60,214	81,201
Shares redeemed	(518,336)	(450,727)
Net increase (decrease) in shares outstanding	(56,263)	247,166
Shares outstanding at beginning of year	3,446,859	3,199,693
Shares outstanding at end of year	3,390,596	3,446,859

See accompanying notes to financial statements.

CUTLER EQUITY FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended June 30,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$8.00	$10.80	$12.34	$10.46	$9.75

Income (loss) from investment operations:
Net investment income	0.17	0.21	0.18	0.16	0.15
Net realized and unrealized gains (losses) on investments	1.18	(2.80)	(1.54)	1.88	0.71
Total from investment operations	1.35	(2.59)	(1.36)	2.04	0.86

Less distributions from:
Net investment income	(0.17)	(0.21)	(0.18)	(0.16)	(0.15)

Net asset value at end of year	$9.18	$8.00	$10.80	$12.34	$10.46

Total return (a)	16.82%	(24.06% )	(11.13% )	19.59%	8.86%

Net assets at end of year (000’s)	$31,115	$27,590	$34,549	$40,512	$38,083

Ratios/supplementary data:
Ratio of net expenses to average net assets (b)	1.40%	1.40%	1.31%	1.30%	1.26%

Ratio of net investment income to average net assets	1.76%	2.45%	1.48%	1.36%	1.44%

Portfolio turnover rate	13%	21%	13%	10%	21%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent voluntary fee waivers by the Fund’s investment adviser, the ratio of gross expenses to average net assets would have been 1.42% and 1.50% for the years ended June 30, 2010 and 2009, respectively (Note 3).

See accompanying notes to financial statements.

CUTLER EQUITY FUND NOTES TO FINANCIAL STATEMENTS June 30, 2010

1.	Organization

Cutler Equity Fund (the “Fund”) is a diversified series of The Cutler Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end management investment company under the Investment Company Act of 1940. The Fund is the only series of the Trust. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of Fund shares of beneficial interest without par value. The Fund commenced operations on October 2, 1992.

The Fund seeks current income and long-term capital appreciation.

2.	Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund:

Securities Valuation — Portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund’s investment adviser believes another valuation is more appropriate.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Fund’s investment adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund’s securities primarily trade but before the time as of which the Fund calculates its net asset value. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Investments in money market funds have been valued at amortized cost, which approximates fair value absent unusual circumstances, and are classified as Level 2 within the fair value hierarchy.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

CUTLER EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$30,764,608	$—	$—	$30,764,608
Money Market Funds	—	329,104	—	329,104
Total	$30,764,608	$329,104	$—	$31,093,712

See the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. During the year ended June 30, 2010, the Fund did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 3 securities or derivative instruments held in the Fund as of or during the year ended June 30, 2010.

Share Valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Investment Income and Realized Gains and Losses — Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to Shareholders — Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Capital gain distributions, if any, are distributed to shareholders annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 was ordinary income.

CUTLER EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Federal Income Taxes — The Fund intends to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment income (earned during the calendar year) and 98% of its net realized gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2010:

Tax cost of portfolio investments	$27,405,106
Gross unrealized appreciation	$6,023,066
Gross unrealized depreciation	(2,334,460)
Net unrealized appreciation	3,688,606
Undistributed ordinary income	1,865
Capital loss carryforwards	(12,513,909)
Post-October losses	(40,238)
Other temporary differences due to timing of cash distributions	(20)
Accumulated deficit	$(8,863,696)

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to losses deferred due to wash sales.

As of June 30, 2010, the Fund had capital loss carryforwards of $12,513,909, of which $5,747,725 expires June 30, 2011, $2,687,016 expires June 30, 2012, $340,161 expires June 30, 2014 and $3,739,007 expires June 30, 2018. In addition, the Fund had net capital losses of $40,238 during the period November 1, 2009 through June 30, 2010 which are treated for federal income tax purposes as arising during the Fund’s tax year ending June 30, 2011. These capital loss carryforwards and “post-October” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended June 30, 2010, the Fund reclassified accumulated net realized losses from security transactions of $4,213,541 against paid-in capital on the Statement of Assets and Liabilities due to the expiration of capital loss carryforwards. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

CUTLER EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended June 30, 2006 though June 30, 2009) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3.	Transactions with Affiliates

Investment Adviser — Cutler Investment Counsel, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser a fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

During the year ended June 30, 2010, the Adviser voluntarily undertook to limit the total operating expenses of the Fund to 1.40% of average daily net assets. Accordingly, the Adviser voluntarily waived $5,760 of its investment advisory fee during the year ended June 30, 2010.

Certain officers of the Trust are also officers of the Adviser.

Administration and Other Services — Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.15% of the Fund’s average daily net assets up to $500 million; 0.125% on the next $500 million of such assets; and 0.10% on such assets in excess of $1 billion, subject to a minimum monthly fee of $6,000. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund’s shares and an affiliate of Ultimus.

Shareholder Service Plan — The Fund may pay shareholder servicing fees not to exceed an annual rate of 0.25% of the Fund’s average daily net assets. These fees may be paid to various financial institutions that provide shareholder and account maintenance services.

4.	Securities Transactions

The cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $4,210,153 and $4,673,414, respectively, during the year ended June 30, 2010.

CUTLER EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

5.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

7.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CUTLER EQUITY FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
The Cutler Trust
and the Shareholders of the Cutler Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Cutler Equity Fund, a series of shares of beneficial interest of The Cutler Trust, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years ended June 30, 2007 were audited by other auditors whose report dated August 21, 2007 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cutler Equity Fund as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 17, 2010

CUTLER EQUITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown (January 1, 2010) and held for the entire period (June 30, 2010).

The table below illustrates the Fund’s costs in two ways:

Actual Fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it impose any sales loads.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CUTLER EQUITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including annual expense ratios over the past five years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$935.60	$6.72
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.85	$7.00

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $583,288 as taxed at a maximum rate of 15%. For the fiscal year ended June 30, 2010, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported conjunction with your 2010 Form 1099-DIV.

CUTLER EQUITY FUND TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The Board of Trustees is responsible for managing the Trust’s business affairs and exercising all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. Each Trustee holds office until the person resigns, is removed, or replaced. Officers are elected for an annual term. Unless otherwise noted, the Trustees and officers have held their principal occupations for more than five years. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-888-CUTLER4.

Name, Date of Birth and Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Matthew C. Patten(a) Born: December 1975 525 Bigham Knoll Jacksonville, OR 97530	Trustee/ Chairman/ Treasurer	Trustee Since 2006; Treasurer Since 2004	President since 2004 and Investment Committee Member and Portfolio Manager since 2003 of Cutler Investment Counsel, LLC. Director of The First America Asia Fund I, L.P. (a private equity fund) from 1999 until 2006.	1	None
Independent Trustees
John P. Cooney Born: January 1932 100 Greenway Circle Medford, OR 97504	Lead Independent Trustee	Since 2007	Retired since March 2007; U.S. Magistrate Judge until March 2007.	1	None
Robert E. Clarke Born: May 1922 One Skyline Drive Apt. 3407 Medford, OR 97504	Trustee	Since 2002	Retired.	1	None
Dr. Mario Campagna Born: April 1927 1701 Lake Village Drive Medford, OR 97504	Trustee	Since 2007	Retired.	1	None

(a)	Matthew C. Patten is an “Interested Person,” as defined by the 1940 Act, because he is an affiliated person of the Adviser.

CUTLER EQUITY FUND TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name, Date of Birth and Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Senior Officers
Erich M. Patten Born: October 1977 525 Bigham Knoll Jacksonville, OR 97530	President	Since 2004	Investment Committee Member, Portfolio Manager, and Corporate Secretary of Cutler Investment Counsel, LLC since 2003.
Brooke C. Ashland Born: December 1951 525 Bigham Knoll Jacksonville, OR 97530	Vice President/ Chief Compliance Officer	Since 2002
Investment Committee Member and Chief Executive Officer of Cutler Investment Counsel, LLC since 2003. General Partner of The First America Asia Fund I, LP (a private equity fund) from 1999-2006. Chief Executive Officer of Cutler Asia, LLC (a private equity firm) from 1998-2006; Chief Executive Officer and President of Trustee Investment Services, Inc. (a Trustee education firm) since 1991; President of Big Bear Timber, LLC (farming) since 1989.

Carol S. Fischer Born: December 1955 525 Bigham Knoll Jacksonville, OR 97530	Vice President/ Asst. Secretary/ Asst. Treasurer	Since 1996	Member and Chief Operating Officer of Cutler Investment Counsel, LLC since 2003.
Robert G. Dorsey Born: April 1957 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Vice President	Since 2005	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
John F. Splain Born: September 1956 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Secretary	Since 2005	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

CUTLER EQUITY FUND ADDITIONAL INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available without charge, upon request, by calling 1-800-228-8537 or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-228-8537 or on the SEC’s website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available without charge, upon request, by calling 1-800-228-8537. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CUTLER EQUITY FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, has reviewed and approved the continuance of the Fund’s Investment Advisory Agreement (the “Agreement”) with the Adviser for an additional one year period. Approval took place at an in-person meeting held on April 15, 2010, at which all of the Trustees were present. The Independent Trustees were advised by their counsel of their fiduciary obligations in approving the Agreement and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and of comparable private accounts of the Adviser; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

The Trustees reviewed the background, qualifications, education and experience of the Adviser’s investment and operational personnel. Management provided detailed information on its professional personnel, including each person’s area of responsibility.

The Trustees also discussed and considered the quality of administrative and other services provided to the Fund, the Adviser’s and the Fund’s compliance programs, and the Adviser’s role in coordinating such services and programs. The Independent Trustees were advised by experienced independent counsel throughout the process. The Adviser provided the Board with information to assist the Trustees in analyzing the performance of the Fund over various periods ended December 31, 2009. The Fund’s returns were compared to the returns of S&P 500 Total Return Index, the Dow Jones Industrial Average and certain other indices, comparable private accounts managed by the Adviser, and domestic equity funds in the Morningstar database of similar size with similar investment objectives. These analyses and comparisons showed that the Fund has performed competitively over both the short and long term. Based upon their review, the Trustees found that the Fund’s performance has been competitive with the returns of relevant securities indices and other similarly situated mutual funds.

In reviewing the advisory fee and total expense ratios of the Fund, the Trustees were provided with comparative expense and advisory fee information for other mutual funds, categorized both by fund size and by investment style. The Fund currently pays an investment advisory fee computed at the annual rate of 0.75% of the Fund’s average daily net assets. The Trustees took note of the fact that, although the Fund’s contractual advisory fee was slightly higher than the average advisory fee for the peer group, the Fund’s net expense ratio was lower than the peer group average. The Trustees also noted that the Advisor had voluntarily waived advisory fees during the most recently completed fiscal year in an amount that lowered the advisory fees paid by the Fund from 0.75% to 0.65% of average daily net assets.

CUTLER EQUITY FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Trustees reviewed the Adviser’s current registration form (Form ADV) and its financial statement as well as an analysis prepared by the Adviser reflecting its revenues and expenses with respect to its services to the Fund for the year ended December 31, 2009. The Trustees noted that the Fund does not have any “soft dollar” arrangements with broker-dealers that would otherwise benefit the Adviser and considered any fall-out benefits to the Adviser from managing the Fund.

Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreement with counsel in executive session. In approving the Agreement, the Independent Trustees reached the following conclusions: (1) based on the performance and risk characteristics of the Fund and the effectiveness of the Fund in achieving its stated objective, they believe the Adviser has provided high quality services; (2) the Adviser has the financial resources and personnel to continue to provide quality advisory services to the Fund; (3) the advisory fees paid by the Fund are reasonable and the total expenses of the Fund are reasonable; and (4) the continuation of the Agreement is in the best interests of the Fund and its shareholders. The Independent Trustees also reviewed and considered the profitability of the Adviser with regards to its management of the Fund, concluding that the Adviser’s profitability was not excessive given the quality and scope of services provided by the Adviser and the investment performance of the Fund. The Independent Trustees further determined that, based on the Fund’s asset levels, which have remained relatively constant over the past several years, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. Following further discussion, it was the consensus of the Independent Trustees that it is not appropriate to introduce fee breakpoints at the present time. The Trustees noted, however, that if the Fund grows significantly in assets, it may become necessary for the Adviser to consider adding fee breakpoints to the Agreement.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Agreement for an additional annual period.

CUTLER INVESTMENT COUNSEL, LLC
Investment Management

INVESTMENT ADVISER TO THE TRUST
525 Bigham Knoll
Jacksonville, OR 97530
(800)228-8537 • (541)770-9000
Fax:(541)779-0006
info@cutler.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the collective experience of the members provides the registrant with adequate oversight for the registrant’s current level of financial complexity.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $15,500 and $15,500 with respect to the registrant’s fiscal years ended June 30, 2010 and 2009, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,500 and $2,500 with respect to the registrant’s fiscal years ended June 30, 2010 and 2009, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended June 30, 2010 and 2009, aggregate non-audit fees of $2,500 and $2,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Cutler Trust

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President
Date	August 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President
Date	August 20, 2010

By (Signature and Title)*		/s/ Matthew C. Patten
Matthew C. Patten, Treasurer
Date	August 20, 2010

* Print the name and title of each signing officer under his or her signature.